                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       Nucentrix Broadband Networks, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                       NUCENTRIX BROADBAND NETWORKS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 10, 2001

     The Annual Meeting of Stockholders of Nucentrix Broadband Networks, Inc., will be held at 9:00 a.m., local time, on May 10, 2001, at the Radisson Hotel Dallas North at Richardson, 1981 N. Central Expressway, Richardson, Texas 75080 for the following purposes:

          1. To elect five (5) directors of Nucentrix, each to serve until the 2002 Annual Meeting of Stockholders of Nucentrix or until his successor is elected and qualified;

          2. To ratify the appointment of KPMG LLP as the independent auditors for Nucentrix for the year ending December 31, 2001; and

          3. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

     A copy of the proxy statement in which the above matters are described in more detail accompanies this notice of Annual Meeting of Stockholders.

     Stockholders of record at the close of business on March 27, 2001, are entitled to notice of and to vote at the meeting or any adjournment thereof. A complete list of these stockholders will be available for examination at the offices of Nucentrix located at 200 Chisholm Place, Suite 200, Plano, Texas 75075 during normal business hours for ten days before the meeting.

     Please sign, date and return your proxy in the enclosed return envelope as promptly as possible. You may revoke your proxy at any time before the shares to which it relates are voted at the meeting.

                                            By Order of the Board of Directors,

                                            J. CURTIS HENDERSON
                                            Senior Vice President, General
                                            Counsel
                                            and Secretary

April 6, 2001

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS OF NUCENTRIX SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                       NUCENTRIX BROADBAND NETWORKS, INC.
                         200 CHISHOLM PLACE, SUITE 200
                               PLANO, TEXAS 75075

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 2001

    SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS AND REVOCATION THEREOF

     The accompanying proxy is solicited by the Board of Directors of Nucentrix Broadband Networks, Inc., for use at the Annual Meeting of Stockholders of Nucentrix to be held at the Radisson Hotel Dallas North at Richardson, 1981 N. Central Expressway, Richardson, Texas 75080. The approximate date on which this proxy statement and accompanying proxy are first being sent to stockholders is April 6, 2001.

HOW IS THE COMMON STOCK OF NUCENTRIX VOTED AT THE ANNUAL MEETING?

     The common stock of Nucentrix can be voted at the Annual Meeting only if the holder is present or represented by proxy at the Annual Meeting.

WHAT IS THE RECORD DATE?

     The record date for the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 27, 2001.

WHAT ARE THE BOARD'S RECOMMENDATIONS ON THE PROPOSALS?

     The Board of Directors recommends a vote FOR each of the nominees and FOR the ratification of KPMG LLP as independent auditors for the year ending December 31, 2001.

HOW DO I VOTE?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If your stock is registered in your name and you attend the meeting, you may deliver your completed proxy card in person at the meeting. If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes, you have the right to revoke your proxy at any time before it is exercised by giving written notice of the revocation to the Secretary of Nucentrix or by executing and delivering to Nucentrix a later-dated proxy. Your attendance at the Annual Meeting will not be effective to revoke the proxy unless written notice of revocation also has been delivered to the Secretary of Nucentrix before the proxy is exercised at the meeting.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, ComputerShare Investor Services at (312) 360-5368, or, if your shares are held in "street name," by contacting the broker or bank who holds your shares.

WHO IS ENTITLED TO VOTE?

     The only class of outstanding voting securities of Nucentrix is common stock. As of the close of business on the record date, there were 10,228,935 shares of common stock outstanding and entitled to vote at the Annual Meeting. Holders of common stock of record at the close of business on the record date are entitled to one vote for each share held on all matters submitted to a vote of stockholders at the Annual Meeting or any adjournment of the meeting. The holders of shares of common stock do not have cumulative voting rights.

WHAT IS A QUORUM?

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present, either in person or by proxy, a majority in interest of the stockholders entitled to vote who are present in person or by proxy or, if no stockholders entitled to vote are present at the meeting, any officer entitled to preside at, or act as Secretary of, the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present in person or by proxy, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

HOW WILL THE VOTES BE COUNTED?

     Votes cast by proxy will be tabulated by an automated system administered by our transfer agent and votes cast in person at the Annual Meeting will be tabulated by hand by our transfer agent and, collectively, these votes will determine whether or not a quorum is present. Abstentions and broker non-votes are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business. Abstentions and broker non-votes are tabulated separately, with abstentions counted in tabulations of the votes cast on a proposal for purposes of determining whether a proposal has been approved while broker non-votes relating to a proposal are not counted as a vote cast with respect to that proposal.

WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

     The election of directors will be determined by plurality vote. The ratification of the appointment of KPMG LLP requires the approval of a majority of the outstanding shares of common stock that are present at the Annual Meeting in person or by proxy and entitled to vote on this proposal. Therefore, abstentions will have a neutral effect on the election of directors and will have the effect of votes against the proposal to ratify the selection of independent accountants, whereas broker non-votes will have a neutral effect on the election of directors and the proposal to ratify the selection of independent accountants.

HOW WILL MY SHARES BE VOTED IF I RETURN MY PROXY WITHOUT INSTRUCTIONS?

     Shares represented by each proxy that is properly executed and returned and upon which no contrary instructions are indicated about a specified matter will be voted as follows:

     - FOR the election of the five (5) persons named in this proxy statement as the nominees of the Board of Directors of Nucentrix for election to the Board of Directors,

     - FOR the ratification of the appointment of KPMG LLP as the independent auditors for Nucentrix for the year ending December 31, 2001, and

     - in accordance with the discretion of the holders of the proxy on any other business that properly comes before the stockholders at the Annual Meeting.

     The Board of Directors currently is not aware of any other business that may come before the stockholders at the Annual Meeting. However, under the circumstances permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, the Board of Directors will have discretionary voting authority with respect to proxies submitted for the 2001 Annual Meeting on any matter, without including any discussion of the matter in this proxy statement, for which notice was not provided to Nucentrix by February 25, 2001.

                                  PROPOSAL 1.

                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of five (5) members. Terry Parker, a current director, has informed us that he will serve as a director until the Annual Meeting, but will not stand for re-election. The Board of Directors has designated the following nominees for election as directors of Nucentrix, with their terms to expire at the Annual Meeting of Stockholders in 2002 or until their successors are elected and qualified:

                               Carroll D. McHenry
                                Richard B. Gold
                               Steven D. Scheiwe
                                 Neil S. Subin
                                R. Ted Weschler

     Except for Mr. Scheiwe, each nominee currently is a director of Nucentrix. For information about each nominee, see "Directors and Executive Officers" below.

     If any nominee named in this proxy statement for the office of director becomes unable or unwilling to accept nomination or election, the person acting under the proxy will vote for the election, in his stead, of any other person whom the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee named above will be unable or unwilling to serve if elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors, nominees and executive officers of Nucentrix and their ages as of April 3, 2001, are given below.

    NAME                                      AGE               POSITION(S) HELD
    ----                                      ---               ----------------
    Carroll D. McHenry......................  58    Chairman of the Board, President, Chief
                                                      Executive Officer, and Director
    J. David Darnell........................  55    Senior Vice President and Chief
                                                    Financial Officer
    J. Curtis Henderson.....................  38    Senior Vice President, General Counsel
                                                    and Secretary
    Frank H. Hosea..........................  51    Senior Vice President -- Video
                                                    Operations
    Russell A. Wiseman......................  37    Senior Vice President -- Internet
                                                    Operations
    Richard B. Gold.........................  46    Director
    Terry S. Parker.........................  56    Director
    Steven D. Scheiwe.......................  40    Nominee
    Neil S. Subin...........................  36    Director
    R. Ted Weschler.........................  39    Director

     There are no understandings or arrangements under which any current member of the Board is serving or is entitled to serve on the Board. Mr. Parker has informed us that he will serve as a director until the Annual Meeting, but will not stand for re-election.

     Carroll D. McHenry joined Nucentrix as Chairman of the Board, President, Chief Executive Officer, and Acting Chief Financial Officer in April 1997. Mr. McHenry currently serves as Chairman of the Board, President and Chief Executive Officer. Prior to joining Nucentrix, Mr. McHenry was a senior executive at Alltel Corporation, a national communications holding company, most recently serving as President of Alltel's Communications Services Group, and serving as President of Alltel Mobile Communications, Inc. from July

1992 to May 1995. From 1991 to 1992, Mr. McHenry was Vice President of Cellular Business Development at Qualcomm, Inc. From 1989 to 1991, Mr. McHenry was Chairman of the Board, President and Chief Executive Officer of Celluland, Inc., a franchiser of cellular telephone stores. From 1980 to 1989, Mr. McHenry served in various capacities with Mobile Communications Corporation of America ("MCCA") and as President and Chief Executive Officer of American Cellular Communications, a joint venture between MCCA and BellSouth Corporation.

     J. David Darnell joined Nucentrix in November 2000 as Senior Vice President and Chief Financial Officer. From November 1997 to October 2000, Mr. Darnell served as Senior Vice President and Chief Financial Officer of ILD Telecommunications, Inc., a nationwide facilities-based provider of prepaid phone services and telecommunications outsourcing services. From October 1993 to October 1997, Mr. Darnell was Senior Vice President, Finance and Chief Financial Officer for SA Telecommunications, Inc., a publicly-held full service interexchange carrier which, in November 1997, after Mr. Darnell joined ILD, filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Prior to his service at ILD and SA Telecom, Mr. Darnell served as Chief Financial Officer of Messagephone, Inc., a telecommunications technology and intellectual property firm, from 1990 to 1993. Before that, Mr. Darnell served as a financial executive in several other industries, including insurance, transportation, manufacturing, and real estate. Mr. Darnell began his career in public accounting at Ernst & Young and is a certified public accountant.

     J. Curtis Henderson joined Nucentrix in May 1996 as Vice President, General Counsel and Secretary. In September 1998, Mr. Henderson was appointed Senior Vice President. From July 1994 to April 1996, Mr. Henderson was Senior Vice President, General Counsel and Secretary of ZuZu, Inc., a restaurant and franchising company in Dallas, Texas. Prior to his employment at ZuZu, Mr. Henderson was an associate in the Corporate and Securities section of the Dallas law firm of Locke Purnell Rain Harrell.

     Frank H. Hosea joined Nucentrix in November 1998 as Senior Vice President -- Video Operations. From June 1996 to November 1998, Mr. Hosea was Senior Vice
President and Chief Operating Officer for CS Wireless Systems, Inc. From July 1995 to June 1996, Mr. Hosea was a marketing and operations consultant for Time Warner, Inc. From February 1990 to July 1995, Mr. Hosea was Vice President of Sales Field Marketing for KBLCOM, Inc., a division of Time Warner and Houston Industries Incorporated.

     Russell A. Wiseman joined Nucentrix in April 2000 as Senior Vice President -- Internet Operations. Before joining Nucentrix, Mr. Wiseman was employed by
FlashNet Communications, Inc., a national Internet Service Provider, serving as Executive Vice President and Chief Sales and Marketing Officer from January 1999 to August 1999, and Executive Vice President and Chief Operating Officer from August 1999 to March 2000. From July 1997 to December 1998, Mr. Wiseman was employed by PrimeCo Personal Communications, a wireless phone service company, first as Vice President -- Strategic Planning and later as PrimeCo's Vice President -- Corporate Marketing and Strategy Officer. Before joining PrimeCo, Mr. Wiseman was employed by PA Consulting Group, an international management and technology consulting firm, serving as a Consultant and then Principal Consultant from June 1992 to December 1994, Managing Consultant from January 1995 to April 1995, and Managing Consultant/Group Leader -- Telecommunications Practice from April 1995 to June 1997. From June 1986 to May 1992, Mr. Wiseman was employed by NYNEX Corporation in network engineering and corporate planning positions.

     Richard B. Gold became a director of Nucentrix in April 1999. Mr. Gold has been the President and Chief Executive Officer of Genoa Corporation, a privately-held optical communications equipment company, since January 1999. From November 1991 through December 1998, Mr. Gold held various senior-level executive positions with Pacific Monolithics, Inc., a supplier of wireless communications equipment, including Vice President -- Engineering, Chief Operating Officer and, from January 1997 through December 1998, President and Chief Executive Officer. From 1987 through 1991, Mr. Gold was Executive Director of the Massachusetts Microelectronics Center, a non-profit education and research consortium. In October 1998, Pacific Monolithics filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. Mr. Gold is the Chairman of the Audit Committee of the Board of Directors. Mr. Gold currently is a member of the Board of Directors of California Amplifier, Inc., a manufacturer of commercial satellite and microwave wireless access products.

     Terry S. Parker became a director of Nucentrix in April 1998. Mr. Parker currently is an independent consultant in the telecommunications industry. From September 2000 to March 2001, Mr. Parker was the President, Chief Executive Officer and a director of Telenetics, Inc., a developer and manufacturer of wired and wireless data transmission and network access products. From March 1995 to July 1996, Mr. Parker was President and Chief Operating Officer for CellStar Corporation, a provider of distribution and logistics services to the wireless communications industry. From October 1993 to March 1995, Mr. Parker was Senior Vice President for GTE Personal Communications Services, GTE Corporation's cellular telecommunications division. From August 1990 to October 1993, Mr. Parker was President of GTE Telecommunications Products and Services, a diversified telecommunications services and systems division of GTE. Mr. Parker currently is a director of CellStar. Mr. Parker currently is Chairman of the Compensation Committee of the Board of Directors. Mr. Parker has informed us that he will serve as a director until the Annual Meeting, but will not stand for re-election.

     Steven D. Scheiwe is a nominee for director of Nucentrix. Mr. Scheiwe has been the Chief Executive Officer and a director of Teletrac, Inc., a provider of fleet management services using two-way wireless messaging, since April 1999. From January 1996 to April 1999, Mr. Scheiwe was Vice President, General Counsel and Secretary of Teletrac. In June 1999, Teletrac filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. From May 1988 to December 1995, Mr. Scheiwe was General Counsel and Secretary for Premiere Page, Inc., a provider of radio paging services. Mr. Scheiwe currently is a director of Neff Corp., one of the largest equipment rental companies in the United States.

     Neil S. Subin became a director of Nucentrix in April 1999. Mr. Subin founded and has been the Managing Director and President of Trendex Capital Management, a private hedge fund, since 1991. Prior to forming Trendex, Mr. Subin was a private investor from 1988 to 1991 and was an associate with Oppenheimer & Co. from 1986 to 1988. Mr. Subin is a member of the Compensation and Audit Committees of the Board of Directors. Mr. Subin currently is a member of the Board of Directors of Teletrac, Inc. In December 2000, Mr. Subin was elected to the Board of Directors of Dynacore Holdings (formerly Datapoint Corporation), a developer of e-commerce and other Internet-related products.

     R. Ted Weschler became a director of Nucentrix in April 1999. Mr. Weschler has been the Managing Partner of Peninsula Capital Advisors, LLC, a private investment management firm in Charlottesville, Virginia, since January 2000. From 1989 to 1999, Mr. Weschler was an executive officer of Quad-C, Inc., a Charlottesville, Virginia-based investment firm that primarily engages in the acquisition of businesses in partnership with company management. Mr. Weschler currently is a member of the Board of Directors of WSFS Financial Corporation, a thrift holding company based in Wilmington, Delaware, and Teletrac, Inc. Mr. Weschler previously served as a director of American Quality Cable, Applied Video Technologies and Wireless Cable of Atlanta, all of which were involved in the broadband wireless industry. Prior to the formation of Quad-C, Mr. Weschler was employed by W. R. Grace & Co. as a special projects assistant to both the Vice Chairman and Chief Executive Officer of Grace, focusing on acquisition and divestiture activities associated with Grace's restaurant, retailing, healthcare, natural resources, and chemical operations. Mr. Weschler is a member of the Compensation Committee of the Board of Directors.

     Executive officers of Nucentrix are appointed by the Board of Directors and serve at the discretion of the Board of Directors. Employment agreements with the executive officers are described in "Management Compensation -- Employment Agreements and Change in Control Arrangements." There are no family relationships between members of the Board of Directors or any executive officers of Nucentrix.

MEETINGS AND COMMITTEES OF DIRECTORS

     The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee.

     The Audit Committee consists of Richard Gold and Neil Subin. The Audit Committee's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities on matters relating to accounting, financial reporting, internal controls, auditing, and regulatory compliance. During 2000, the Audit Committee met eight times.

     The Compensation Committee consists of Terry Parker, Neil Subin and Ted Weschler. The Compensation Committee's primary function is to oversee the administration of executive compensation matters. In performing this function, the Compensation Committee sets annual base and cash bonus compensation levels of executive officers, establishes and administers Nucentrix's compensation policies and practices, administers Nucentrix's stock option and incentive compensation plans, and supervises the administration of Nucentrix's other employee benefit plans. During 2000, the Compensation Committee met three times.

     During 2000, the Board of Directors held eight meetings. Each of the directors attended at least 75% of the aggregate of all meetings held by the Board of Directors and all meetings of committees of the Board of Directors on which the director served during 2000.

                            MANAGEMENT COMPENSATION

BOARD COMPENSATION

     Cash Compensation. Each of our non-employee directors receives an annual cash retainer of $5,000 for service as a director, and reimbursement of all ordinary and necessary expenses incurred in attending meetings of the Board of Directors or any committee of the Board of Directors. Employees of Nucentrix who also serve as members of the Board of Directors do not receive any additional compensation for service as a director, but are reimbursed for expenses.

     Stock Option Awards. Each of our non-employee directors is eligible to participate in our 1999 Share Incentive Plan at the discretion of the Compensation Committee and on terms and conditions as established by the Compensation Committee. In addition, as part of Nucentrix's plan of reorganization, which became effective in April 1999, each non-employee director of Nucentrix who was serving on the Board of Nucentrix on April 1, 1999, automatically was granted options to purchase 1,000 shares of our common stock on April 1 of 2000 and 2001, at exercise prices of $29.50 and $12.375, respectively (the fair market value of our common stock on the last trading day before the date of grant). These directors also will receive automatic grants of options to purchase 1,000 shares of our common on April 1 of 2002, 2003 and 2004, as long as they are still serving on our Board. The exercise price for these options will be the fair market value of our common stock on the date of grant or, if that date is not a trading day, on the last trading day before the date of grant. All options that were previously granted and that will be granted in the future to these non-employee directors vest upon our common stock reaching certain stock price objectives for 20 consecutive trading days from and after the date of grant as follows: (i) 20% if the price is at or above $16.50,
(ii) 40% if the price is at or above $20.80, (iii) 60% if the price is at or above $25.00, (iv) 80% if the price is at or above $28.61, and (iv) 100% if the price is at or above $31.10. The options also immediately vest and become exercisable upon a change in control of Nucentrix, as discussed later in this proxy statement under "Employment Agreements and Change in Control
Arrangements -- 1999 Share Incentive Plan."

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the total compensation awarded to, earned by or paid by Nucentrix to its Chief Executive Officer and its four most highly compensated executive officers who were serving as executive officers at the end of Nucentrix's last completed fiscal year for services rendered in all capacities to Nucentrix during Nucentrix's fiscal years ended December 31, 2000, 1999 and 1998. The table also includes information regarding our former Chief Financial Officer who resigned from Nucentrix in July 2000. In this proxy statement, we refer to the individuals listed below as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM COMPENSATION
                                            ANNUAL COMPENSATION           -------------------------
                                    -----------------------------------   RESTRICTED    SECURITIES
                                                           OTHER ANNUAL     STOCK       UNDERLYING     ALL OTHER
                                    SALARY       BONUS     COMPENSATION     AWARDS     OPTIONS/SARS   COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR     ($)         ($)         ($)(1)         ($)           (#)           ($)(2)
---------------------------  ----   -------     -------    ------------   ----------   ------------   ------------
Carroll D. McHenry........   2000   300,000          --         --            --              --            --
  Chairman, President and    1999   300,000     187,500         --            --         300,000            --
  Chief Executive Officer    1998   300,000     150,000         --            --         100,000(3)      4,384
J. David Darnell..........   2000    24,115(4)   10,000(5)      --            --          80,000            --
  Senior Vice President and
  Chief Financial Officer
J. Curtis Henderson.......   2000   172,446      25,000         --            --              --            --
  Senior Vice President and  1999   158,400     139,500(6)      --            --          70,000            --
  General Counsel            1998   146,892      24,885         --            --              --            --
Frank H. Hosea............   2000   157,692      25,000         --            --              --            --
  Senior Vice President --   1999   150,000      78,750         --            --          50,000            --
  Video Operations           1998    22,500(7)       --         --            --              --            --
Russell A. Wiseman........   2000   112,885(8)   30,000(9)      --            --         100,000            --
  Senior Vice President --
  Internet Operations
Marjean Henderson.........   2000   126,922(10)      --         --            --              --            --
  Former Senior Vice         1999   200,000     100,000(11)      --           --          70,000            --
  President and Chief        1998   195,385      31,500         --            --              --         2,000
  Financial Officer

---------------

 (1) While the Named Executive Officer may have received certain perquisites for the year, these perquisites did not exceed the lesser of $50,000 or 10% of his or her salary and bonus for the year.

 (2) Represents Nucentrix's 401(k) Plan contributions.

 (3) Under our plan of reorganization, all stock options granted before April 1, 1999, including all stock options reported for 1998, were canceled effective April 1, 1999.

 (4) Mr. Darnell joined Nucentrix in November 2000 at an annual base salary of $165,000.

 (5) Incentive bonus paid in connection with Mr. Darnell's hiring.

 (6) Includes $39,500 paid in 1999 under an employee retention program.

 (7) Mr. Hosea joined Nucentrix in November 1998 at an annual base salary of $150,000.

 (8) Mr. Wiseman joined Nucentrix in April 2000 at an annual base salary of $175,000.

 (9) Includes $15,000 incentive bonus paid in connection with Mr. Wiseman's hiring.

(10) Includes $7,692 paid for accrued vacation. Ms. Henderson resigned from Nucentrix in July 2000.

(11) Includes $50,000 paid in 1999 under an employee retention program.

     The following table provides information regarding stock options granted during 2000 to each of the Named Executive Officers. No stock appreciation rights were granted during 2000.

                           OPTION/SAR GRANTS IN 2000

                                                                                            POTENTIAL REALIZABLE
                                         PERCENT OF                                           VALUE AT ASSUMED
                          NUMBER OF        TOTAL                                            ANNUAL RATES AT STOCK
                          SECURITIES    OPTIONS/SARS   EXERCISE     MARKET                 PRICE APPRECIATION FOR
                          UNDERLYING     GRANTED TO    OR BASE     PRICE ON                    OPTION TERM(1)
                         OPTIONS/SARS   EMPLOYEES IN    PRICE      DATE OF    EXPIRATION   -----------------------
NAME                      GRANTED(#)    FISCAL YEAR     ($/SH)      GRANT        DATE         5%           10%
----                     ------------   ------------   --------    --------   ----------   ---------   -----------
J. David Darnell.......     70,000          19.3%       $20.00(2)   $21.56     11/01/07     723,800     1,540,700
                            10,000           2.8%       $12.50(2)   $21.56     11/01/07     178,400       295,100
Russell A. Wiseman.....     80,000          22.1%       $24.75(3)   $24.75      4/03/07     806,400     1,878,400
                            20,000           5.5%       $12.50(4)   $27.50      4/03/07     524,000       821,800

---------------

(1) Potential realizable value is based on the assumption that the price of our common stock will appreciate at the rates shown above, compounded annually, from the date of grant until the end of the option term. The values are calculated according to the rules of the Securities and Exchange Commission, and do not reflect our estimate of future prices of our common stock.

(2) These stock options vest and become exercisable in increments of 20% on each of the first five anniversaries of the date of grant, November 1, 2000. These options also immediately vest and become exercisable in the event of a change in control of Nucentrix, as discussed later in this proxy statement under "Employment Agreements and Change in Control Arrangements -- 1999 Share Incentive Plan."

(3) Options to purchase 60,000 of these shares vest upon our stock price reaching certain stock price objectives for 20 consecutive trading days from and after the date of grant as follows: (i) 20% if the price is at or above $25.92, (ii) 40% if the price is at or above $31.10, (iii) 60% if the price is at or above $35.47, (iv) 80% if the price is at or above $41.14, and (iv) 100% if the price is at or above $47.31. Options to purchase the remaining 20,000 shares vest in increments of 20% on each of the first five anniversaries of the date of commencement of employment, April 3, 2000. All of these options immediately vest and become exercisable upon a change in control of Nucentrix, as discussed later in this proxy statement under "Employment Agreements and Change in Control Arrangements -- 1999 Share Incentive Plan."

(4) These options vest in increments of 20% on each of the first five anniversaries of the date of commencement of employment, April 3, 2000. These options also immediately vest and become exercisable in the event of a change in control of Nucentrix, as discussed later in this proxy statement under "Employment Agreements and Change in Control Arrangements -- 1999 Share Incentive Plan."

     The following table provides information about the exercise of options to purchase our common stock in 2000, and the number and value of unexercised options, for the Named Executive Officers as of December 31, 2000. No stock appreciation rights have been granted.

     AGGREGATED OPTION/SAR EXERCISES IN 2000 AND YEAR-END OPTION/SAR VALUES

                                                                                        VALUE OF UNEXERCISED
                                                          NUMBER OF SECURITIES              IN-THE-MONEY
                                                         UNDERLYING OPTIONS/SARS          OPTIONS/SARS AT
                        SHARES ACQUIRED      VALUE       AT DECEMBER 31, 2000(#)        DECEMBER 31, 2000($)
NAME                    ON EXERCISE(#)    REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
----                    ---------------   -----------   -------------------------   ----------------------------
Carroll D. McHenry....           0                0          220,080/79,920                     0/0
J. David Darnell......           0                0                0/80,000                     0/0
J. Curtis Henderson...           0                0           51,352/18,648                     0/0
Frank H. Hosea........           0                0           30,000/20,000                     0/0
Russell A. Wiseman....           0                0               0/100,000                     0/0
Marjean Henderson.....      51,352          693,252                     0/0                     0/0

---------------

(1) Based on the closing price ($11.25) of our common stock on December 29, 2000, as reported on the Nasdaq Stock Market.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

  Employment Agreements

     Carroll D. McHenry. Nucentrix entered into an employment agreement with Carroll D. McHenry for a term of three years, effective as of March 6, 1998. Under the employment agreement, Nucentrix has agreed to pay Mr. McHenry an annual base salary of not less than $300,000. On each anniversary of the effective date of the agreement, the term is automatically extended for one additional year unless Nucentrix or Mr. McHenry elects not to extend the term by notifying the other party at least 90 days before the applicable anniversary of the effective date. Under the employment agreement, if Mr. McHenry's employment is terminated by Nucentrix other than for cause, as defined in the employment agreement, or on account of Mr. McHenry's death or permanent disability, or if Mr. McHenry resigns for good reason, as defined in the employment agreement, then Nucentrix has agreed to pay Mr. McHenry a severance payment equal to his then-current annual base salary, excluding any bonuses, for the balance of the term of his employment agreement.

     Other Named Executive Officers. Nucentrix also has entered into employment agreements with each of J. Curtis Henderson and Frank H. Hosea. Mr. Henderson's employment agreement became effective on April 8, 1998. Mr. Hosea's employment agreement became effective on November 3, 1998. Each of these employment agreements is for a term of two years from their respective effective dates. Under the employment agreements, Nucentrix has agreed to pay each officer an annual base salary of not less than: Mr. Henderson -- $144,000, Mr.
Hosea -- $150,000.

     On each anniversary of the effective date of each employment agreement, the term is automatically extended for one additional year unless Nucentrix or the respective officer elects not to extend the agreement by notifying the other party at least 90 days before the applicable anniversary of the effective date. Under each employment agreement, if the officer's employment is terminated by Nucentrix other than for cause, as defined in each employment agreement, or on account of the officer's death or permanent disability, or if the officer resigns for good reason, as defined in each employment agreement, then Nucentrix is required to pay the officer a severance payment equal to his or her then-current annual base salary, excluding any bonuses, for the balance of the term of the officer's employment agreement.

     Each of the employment agreements discussed above provides that the officer will be entitled to participate in the Nucentrix Performance Incentive Compensation Plan and other bonus plans, if any, as the Board of Directors or the Compensation Committee may specify. The officers also are eligible, independent of the employment agreements, to participate in and receive awards under Nucentrix's 1999 Share Incentive Plan and to receive discretionary bonuses, if any, as from time to time approved by the Compensation Committee.

  1999 Share Incentive Plan

     The 1999 Share Incentive Plan provides for the granting of stock options and stock appreciation rights for non-employee directors, officers and key employees of, and consultants to, Nucentrix and its subsidiaries. In 2000, Nucentrix granted nonqualified stock options to the Named Executive Officers as described in the "Option/SAR Grants in 2000" table.

     Under the 1999 Share Incentive Plan, upon a change in control of Nucentrix, all outstanding stock options and stock appreciation rights will immediately vest and become exercisable and all performance targets relating to outstanding benefits shall be deemed to have been satisfied as of the time of a change in control. Under the 1999 Share Incentive Plan, a "change in control" of Nucentrix occurs upon any of four situations:

     - any person (other than an employee benefit plan of Nucentrix) acquires 50% or more of the combined voting power of Nucentrix's outstanding securities then entitled to vote for the election of directors,

     - during any period of two consecutive years, the individuals who at the beginning of the period constitute the Board of Directors or any individuals who would be "Continuing Directors" (as defined below) cease for any reason to constitute at least a majority of the Board of Directors,

     - Nucentrix's stockholders approve a sale of all or substantially all of the assets of Nucentrix, or

     - Nucentrix's stockholders approve any merger, consolidation or like business combination or reorganization of Nucentrix, the consummation of which would result in the occurrence of any event described in the first and second bullet points above, and such transaction shall have been consummated.

     "Continuing Directors" means the directors of Nucentrix in office on April 1, 1999, and any successor to any director and any additional director who after April 1, 1999, was nominated or selected by a majority of the Continuing Directors in office at the time of his or her nomination or selection. All current directors and director nominees qualify as Continuing Directors.

     The Compensation Committee, in its discretion, also may determine that, upon the occurrence of a change in control of Nucentrix, each outstanding benefit will terminate within a specified number of days after notice to the holder, and that the holder also receive with respect to each share of common stock that is subject to the benefit an amount equal to the excess fair market value of the share of common stock immediately before the occurrence of the change in control over the exercise price per share of the benefit.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Parker, Subin and Weschler served as members of the Compensation Committee during 2000. None of these persons are officers or employees or former officers or employees of Nucentrix. None of the executive officers of Nucentrix served as a member of the Compensation Committee or Board of Directors of any other company during 2000.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors has overall responsibility for compensation actions affecting Nucentrix's executive officers. The Compensation Committee's duties include approving base salaries, setting incentive compensation targets and discretionary bonus amounts, and administering executive compensation plans.

  General Compensation Philosophy

     The Compensation Committee believes that compensation to Nucentrix's executive officers should be designed to encourage and reward management's efforts to preserve, develop and enhance Nucentrix's broadband wireless assets and to maximize stockholder value. Compensation criteria are evaluated annually to ensure that they are appropriate and consistent with Nucentrix's business and strategic objectives. Nucentrix's compensation policies and programs are intended to:

     - ensure competitive levels of compensation to allow us to attract and retain superior executive talent, and motivate those executives to successfully lead Nucentrix in a very competitive industry that is subject to rapid technology changes,

     - align executive compensation with sustainable increases in and the preservation of stockholder value, and

     - provide a compensation package that is contingent upon and recognizes individual performance as well as the attainment of business objectives and overall business results.

  Components of Compensation

     The key elements of Nucentrix's executive compensation program are base salary, annual cash bonuses and equity incentive compensation. These elements are addressed separately.

     Except for bonuses determined under the Performance Incentive Compensation Plan described below, the Compensation Committee does not use quantitative methods or mathematical formulas in setting any element of compensation. In determining each component of compensation, the Compensation Committee considers all elements of an executive's total compensation package, recommendations of the Chief Executive Officer (as discussed below) and other objective and subjective criteria the Compensation Committee deems appropriate with respect to each executive officer.

  Executive Officer Compensation

     Base Salaries. Three of the Named Executive Officers have an employment agreement that provides for minimum annual base salaries. The Compensation Committee reviews the base salary of each of our executive officers annually, and makes adjustments for executive officers other than the Chief Executive Officer based primarily on the recommendations of the Chief Executive Officer. In reviewing base salaries, the Compensation Committee and Chief Executive Officer consider a variety of factors, including:

     - each executive's then-current responsibilities, specific experience and performance,

     - competitive compensation practices at other similarly situated companies, and

     - the executive's overall contribution to the business and strategic objectives of Nucentrix.

     Bonus. Effective January 1, 1998, Nucentrix adopted a Performance Incentive Compensation Plan. The Performance Incentive Compensation Plan provides incentive compensation opportunities to Nucentrix's executive officers and other key employees based on achievement of predetermined financial and strategic objectives. For each plan year the Compensation Committee, based on recommendations of the Chief Executive Officer:

     - determines the executive officers of Nucentrix entitled to participate in the plan,

     - determines each participant's target award amount, expressed as a percentage of base salary,

     - establishes financial and strategic goals for Nucentrix and Nucentrix's Internet and wireless cable services business units, as applicable, for each participant, and

     - may also establish individual performance goals for each plan participant, which may be objective or subjective.

     Under the Performance Incentive Compensation Plan, bonus awards for the executive officers other than the Chief Executive Officer are targeted at 35% of the executive's annual base salary. After the financial, strategic and, if applicable, individual performance goals are established for a plan year, each plan participant is notified of the goals applicable to that participant and the levels of attainment required to earn a bonus award, which award may range from 0% to 150% of the target award amount. After the end of a plan year, each participant's bonus amount is then determined by multiplying the participant's target award amount by the percentage applicable to the level of attainment of the participant's goals for the plan year. For 2000, financial, strategic and individual performance goals were established for each executive officer, but no specific weighting was assigned to any particular goal. Rather, the attainment of certain identified goals was required to obtain a minimum bonus equal to 50% of the target award amount, with the attainment of additional goals necessary to obtain a greater percentage, up to 150%, of the target award amount. For example, an executive officer could have earned a bonus of 17.5% of base salary (50% of the target) if a minimum number of goals were achieved, 35% of base salary (100% of the target) if other additional goals were achieved, or a maximum of 52.5% of base salary (150% of the target) if an even greater number of goals were achieved. In 2000, each of the Named Executive Officers was eligible to receive bonuses under the plan. However, the ability of Nucentrix and its executive officers to achieve certain predetermined goals established for 2000 was adversely affected by external factors as discussed below, and this was taken into account by the Compensation Committee in awarding discretionary cash bonuses for 2000.

     In addition to bonuses paid under the Performance Incentive Compensation Plan, the Compensation Committee may grant discretionary annual cash bonuses to executive officers, other than the Chief Executive Officer, based primarily upon the recommendations of the Chief Executive Officer. The Chief Executive Officer, in developing discretionary bonus recommendations for the other executive officers, and the

Compensation Committee in evaluating the Chief Executive Officer's recommendations, consider the financial and operating performance of Nucentrix as described above, the performance of Nucentrix in relation to, and as affected by, industry conditions, and individual performance which contributed to Nucentrix's financial performance or otherwise assisted Nucentrix's efforts to achieve the objectives of its business strategy. In particular, for 2000 the Compensation Committee considered that external factors, such as constrained capital markets to finance the launch of multiple Internet markets, delays in the commercial availability of a viable technology platform to support the operation of two-way services over Nucentrix's radio spectrum and the regulatory licensing process to acquire non-developmental two-way operating licenses for its spectrum adversely affected the ability of Nucentrix and some of its executive officers to accomplish certain predetermined goals established for 2000 under the Performance Incentive Compensation Plan described above. As a result, the Compensation Committee granted discretionary cash bonuses for 2000 to the following executive officers: Curtis Henderson -- $25,000, Frank
Hosea -- $25,000 and Russell Wiseman -- $15,000.

     In determining year end discretionary cash bonuses for 2000, the Compensation Committee considered the efforts of its executive officers in:

     - preparing for the commercial launch of broadband wireless Internet markets,

     - managing Nucentrix's cash position to meet corporate objectives,

     - achieving EBITDA operating objectives for the wireless cable business unit, and

     - filing over 400 applications in the FCC's filing window for operating licenses to provide two-way broadband wireless services in 70 of Nucentrix's markets.

     No specific weighting was assigned to any of the factors considered in determining annual adjustments to base salaries and discretionary cash bonuses for the executive officers.

     Equity Incentive Compensation. The Compensation Committee believes that equity ownership by management is beneficial in aligning management's and stockholders' interests with the enhancement of stockholder value. The 1999 Share Incentive Plan facilitates equity ownership by management.

     Through the 1999 Share Incentive Plan, Nucentrix has used stock options, and has the ability to use stock appreciation rights, as components of executive compensation to:

     - ensure external competitiveness of the total executive compensation package,

     - motivate executives to improve long-term stock performance,

     - encourage equity ownership of Nucentrix by executive officers, and

     - align the interest of executive officers with the enhancement of stockholder value.

     In granting stock options under the 1999 Share Incentive Plan, the Compensation Committee considers the total number of shares available for future grants under the 1999 Share Incentive Plan, prior grants outstanding and estimated requirements for future grants.

     The Compensation Committee anticipates that future awards of benefits under the 1999 Share Incentive Plan, except for grants to the Chief Executive Officer, will be based on recommendations of the Chief Executive Officer and consideration of:

     - each participant's position and scope of responsibilities,

     - the strategic and operational goals of Nucentrix and the expected future performance of each participant to achieve these goals, and

     - the number of options, if any, held by each participant.

     The exercise price for awards granted under the 1999 Share Incentive Plan, the term of these awards, the vesting of such awards, and the other terms and conditions of such awards are determined by the

Compensation Committee, in its discretion. Certain stock options granted to executive officers in 2000 under the 1999 Share Incentive Plan have an exercise price less than the fair market value of Nucentrix's common stock on the date of grant. See the table in "Option/SAR Grants in 2000." The Compensation Committee believes that these exercise prices and vesting schedules provide an incentive to enhance stockholder value and promote the continued employment of these executive officers, which the Compensation Committee believes is important for the successful implementation of Nucentrix's business strategy.

  Chief Executive Officer Compensation

     The 2000 base compensation of Mr. McHenry, the Chairman, President and Chief Executive Officer of Nucentrix, was governed by the terms of the employment agreement entered into between Mr. McHenry and Nucentrix in March 1998. Under the employment agreement, Nucentrix has agreed to pay Mr. McHenry an annual base salary of not less than $300,000. See "Management
Compensation -- Employment Agreements and Change in Control Arrangements." Mr. McHenry also is eligible to receive cash bonuses under the Performance Incentive Compensation Plan, as well as discretionary cash bonuses. Under the Performance Incentive Compensation Plan, awards for the Chief Executive Officer may range from 25% to 75% of his annual base salary, depending on the attainment of pre-established financial and individual performance goals determined as described above. For 2000, Mr. McHenry received neither a cash bonus under the plan nor a discretionary bonus.

  Policy With Respect to $1 Million Deduction Limit

     Nucentrix's executive compensation strategy is to be cost and tax effective. Therefore, Nucentrix's policy is to avail itself of all proper deductions under the Internal Revenue Code, where practical, while maintaining the flexibility to approve compensation arrangements which it deems to be in the best interests of Nucentrix and its stockholders, but which may not always qualify for full tax deductibility. Section 162(m) of the Internal Revenue Code generally imposes a $1 million per person annual limit on the amount Nucentrix may deduct as compensation expense for its Chief Executive Officer and its four other highest paid officers. Although the total compensation of the executive officers did not exceed this deduction limitation in 2000, factors involved in Nucentrix's compensation program may impact on whether the deduction limitation is exceeded in the future.

     The 1999 Share Incentive Plan is designed to permit compensation associated with stock options and stock appreciation rights to be excluded from the deduction limitations, but various payments under the 1999 Share Incentive Plan may be included as compensation for purposes of calculating the deduction limitation, potentially impacting the deduction limitation. In particular, the 1999 Share Incentive Plan currently permits the Compensation Committee to grant stock appreciation rights and stock options with an exercise price less than the fair market value of common stock on the date of grant. Under current Internal Revenue Service regulations, income attributable to stock options and stock appreciation rights granted under the 1999 Share Incentive Plan with an exercise price less than the fair market value of the common stock on the date of grant will not qualify for an exemption from the $1 million annual limit on deductible compensation imposed by Section 162(m) of the Internal Revenue Code unless either the grant or the exercise of these stock options or stock appreciation rights are conditioned on performance-based criteria. To the extent the total non-exempt compensation paid, or deemed paid, by Nucentrix to such an officer for a year exceeds $1 million, such excess is not deductible by Nucentrix if the officer is employed by Nucentrix as of the end of that year.

     As Nucentrix moves forward in its efforts to create stockholder value in the years ahead, the Compensation Committee will continue to review, monitor and evaluate Nucentrix's program for executive compensation to assure that it is internally effective in support of Nucentrix's strategy, competitive in the marketplace to attract, retain and motivate the talent needed to achieve Nucentrix's financial objectives, and appropriately rewards the creation of value on behalf of Nucentrix's stockholders.

Compensation Committee:

Terry S. Parker, Chairman
Neil S. Subin
R. Ted Weschler

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is comprised of Richard B. Gold and Neil S. Subin, each of whom is an "independent" director as defined by the National Association of Securities Dealers, Inc.'s current listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Exhibit "A."

     Management is responsible for Nucentrix's internal controls and financial reporting process. Nucentrix's independent accountants, KPMG LLP, are responsible for performing an independent audit of Nucentrix's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and KPMG to review and discuss Nucentrix's December 31, 2000, consolidated financial statements. The Audit Committee also discussed with KPMG the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee also received written disclosures from KPMG required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and the Audit Committee discussed with KPMG that firm's independence. The Audit Committee also has discussed with management and the independent accountants such other matters and received such assurances from them as the Audit Committee deemed appropriate.

     Based upon the Audit Committee's discussions with management and KPMG, and the Audit Committee's review of the representations of management and KPMG, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Nucentrix's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

Audit Committee:

Richard B. Gold, Chairman
Neil S. Subin

AUDIT FEES

     The aggregate fees billed for professional services rendered by KPMG LLP for the audit of our consolidated financial statements for the year ended December 31, 2000, and for the reviews of the condensed consolidated financial statements included in our quarterly reports on Form 10-Q for that year, were $129,000.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

     The aggregate fees billed for information technology services rendered by KPMG LLP during the year ended December 31, 2000, were $626,000.

ALL OTHER FEES

     The aggregate fees billed for all other services, excluding the fees disclosed above relating to financial statement audit services and information technology services, rendered by KPMG LLP during the year ended

December 31, 2000, were $399,000. These other services consisted primarily of tax consulting and tax return preparation.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining KPMG's independence.

                              CERTAIN TRANSACTIONS

     Under the terms of a Registration Rights Agreement dated April 1, 1999, among Nucentrix and other parties named in the agreement, Nucentrix filed with the SEC a registration statement registering the offer and sale by various selling stockholders of the common stock received by them under Nucentrix's plan of reorganization. This registration statement was declared effective on December 16, 1999. Nucentrix filed a post-effective amendment no. 1 to this registration statement, which was declared effective on February 14, 2001. Each of the stockholders identified in notes (3), (6) and (8) of the table under "Security Ownership of Principal Stockholders and Management" as holding shares of our common stock, including the investment advisory clients of Quaker Capital Management Corporation referred to in note (6) of this table, had all of their shares included in the registration statement. R. Ted Weschler, a director of Nucentrix, also had 161,878 shares included in the registration statement, and Neil S. Subin, also a director of Nucentrix, is affiliated with an entity that has 78,799 shares included in the registration statement. See notes (12) and
(13) to the table under "Security Ownership of Principal Stockholders and Management." Generally, all fees, costs and expenses of any registration under the registration rights agreement were and will be paid by Nucentrix. Nucentrix remains obligated to use its commercially reasonable best efforts to keep the registration statement continuously effective for up to three years from the original date of its effectiveness, subject to Nucentrix's right to suspend the use of the prospectus for designated corporate purposes specified in the registration rights agreement. Under the registration rights agreement, the selling stockholders will be indemnified by Nucentrix against certain civil liabilities, including liabilities under the Securities Act of 1933.

                               PERFORMANCE GRAPH

     Set forth below is a graph comparing the total stockholder return of an investment in:

     - Nucentrix common stock,

     - the Nasdaq Stock Market US Index, and

     - the Nasdaq Stock Market Telecommunications (Telecom) Stock Index.

     The graph illustrates total stockholder return at December 31, 2000, of $100 invested at April 5, 1999 (the date Nucentrix common stock began trading on the over-the-counter market) for Nucentrix common stock, the Nasdaq US Index and the Nasdaq Telecom Index, and assumes reinvestment of all dividends.

                              [PERFORMANCE GRAPH]

              ----------------------------------------------------------------------------------
                                                                 4/5/99     12/31/99    12/31/00
              ----------------------------------------------------------------------------------
               Nucentrix Broadband Networks                      $100.00    $156.80     $ 72.00
               Nasdaq US Index                                   $100.00    $160.55     $ 96.60
               Nasdaq Telecom Index                              $100.00    $132.57     $133.42

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     Based upon information known to Nucentrix as of April 3, 2001, the following table sets forth the ownership of the shares of common stock issued and outstanding as of April 3, 2001, by:

     - each person or group that is the beneficial owner of more than 5% of our shares,

     - each director, nominee for director and Named Executive Officer of Nucentrix, and

     - all directors, nominees for director and executive officers of Nucentrix as a group.

Unless otherwise indicated, to Nucentrix's knowledge, each person holds sole voting and investment power over the shares shown.

                                                                 SHARES
                                                              BENEFICIALLY     PERCENTAGE
NAME OF OWNER                                                    OWNED         OF CLASS(1)
-------------                                                 ------------    -------------
CFSC Wayland Advisors, Inc.
Cargill Financial Services Corporation......................   1,814,794(2)       17.7%
  12700 Whitewater Drive
  Minnetonka, Minnesota 55343
Quad-C Partners IV, L.P.
Quad-C IV, L.C.
Quad-C, Inc.
Quad-C, Management, Inc.
Terrence D. Daniels.........................................   1,504,795(3)       14.7%
  230 East High Street
  Charlottesville, Virginia 22902
Stephen Feinberg............................................   1,338,266(4)       13.1%
  450 Park Avenue, 28th Floor
  New York, New York 10002
Kern Capital Management, LLC
Robert E. Kern, Jr.
David G. Kern...............................................   1,106,300(5)       10.8%
  114 West 47th Street
  Suite 1926
  New York, NY 10036
Quaker Capital Management Corporation.......................     993,165(6)        9.7%
  401 Wood Street
  1300 Arrott Building
  Pittsburgh, Pennsylvania 15222-1824
Resurgence Asset Management, L.L.C.
Resurgence Asset Management International, L.L.C.
Re/Enterprise Asset Management, L.L.C.
James B. Rubin..............................................     973,042(7)        9.5%
  10 New King Street
  White Plains, NY 10604
Georgica Advisors LLC
Richard Reiss, Jr. .........................................     651,832(8)        6.4%
  1114 Avenue of the Americas
  New York, New York 10036
Carroll D. McHenry..........................................     242,060(9)        2.4%
J. David Darnell............................................           0
J. Curtis Henderson.........................................      57,014(10)         *
Frank H. Hosea..............................................      35,000(11)         *
Russell A. Wiseman..........................................       8,000(11)         *

                                                                 SHARES
                                                              BENEFICIALLY     PERCENTAGE
NAME OF OWNER                                                    OWNED         OF CLASS(1)
-------------                                                 ------------    -------------
Marjean Henderson...........................................           0
Richard B. Gold.............................................         600(11)         *
Terry S. Parker.............................................       2,600(11)         *
Steven D. Scheiwe...........................................           0
Neil S. Subin...............................................      79,399(12)         *
R. Ted Weschler.............................................     101,608(13)         *
All directors, nominees and executive officers as a group
  (consisting of 10 people).................................     526,282(14)       5.1%

---------------

  *  Less than 1%.

 (1) Based on 10,228,935 shares of common stock outstanding on April 3, 2001.

 (2) Based on information in Schedule 13G filed February 12, 2001. The Wayland
     Schedule 13G reflects that (A) Wayland Investment Fund, LLC and Wayland Investment Fund II, LLC own an aggregate of 1,814,794 shares of Nucentrix common stock, (B) under investment advisory agreements with Wayland Investment Fund and Wayland Investment Fund II, CFSC Wayland Advisers, Inc. has investment power and control over these shares, and (C) Cargill Financial Services Corporation owns 100% of CFSC Wayland Advisers and is also an investor in Wayland Investment Fund and Wayland Investment Fund II.

 (3) Based on information in Schedule 13G filed November 15, 2000. Includes (A) an aggregate of 1,504,795 shares held of record by Quad-C Partners IV, L.P. (764,248 shares), Quad-C Partners III, L.P. (410,078 shares), and Quad-C Partners II, L.P. (287,057), (B) 32,569 shares held directly by Terrence D. Daniels and (C) 10,843 shares held by the Terrence Daniels Trust. The Quad-C Schedule 13G reflects that (x) Quad-C Management is a party to management agreements with the sole general partners of each of Quad-C Partners II, Quad-C Partners III and Quad-C Partners IV and, as such, may be deemed to beneficially own the 1,461,383 shares of common stock held in the aggregate by these entities, and (y) Quad-C IV, L.C. is the sole general partner of Quad-C Partners IV and, as such, may be deemed to beneficially own the 764,248 shares of common stock held directly by Quad-C Partners IV.

     The Quad-C Schedule 13G also reflects that Terrence D. Daniels (A) is the sole director and controlling stockholder of Quad-C Management, Inc. and the sole manager and a controlling member of each of the general partners of Quad-C Partners II, Quad-C Partners III and Quad-C Partners IV and, as such, may be deemed to beneficially own the 1,461,383 shares of common stock held in the aggregate by these entities, (B) is the direct beneficial owner of 32,569 shares of common stock, (C) may be deemed to beneficially own 10,843 shares of common stock through his interest in the Terrence Daniels Trust, and (D) has sole voting and dispositive power over all 1,504,795 of these shares of common stock.

 (4) Based on information set forth on Form 4 filed on November 13, 2000. The Feinberg Form 4 reflects that (A) Cerberus Partners L.P. is the holder of 314,100 shares of common stock, (B) Cerberus International, Ltd. is the holder of 622,200 shares of common stock, (C) Cerberus Institutional Partners, L.P. is the holder of 91,066 shares of common stock, (D) certain private investment funds hold, in the aggregate, 310,900 shares of common stock, and (E) Mr. Feinberg possesses sole power to vote and direct the disposition of all shares of common stock held by each of Cerberus, Cerberus International, Cerberus Institutional, and the Funds.

 (5) Based on information in Schedule 13G filed on February 12, 2001. The Kern
     Schedule 13G reflects that, as controlling members of Kern Capital Management, LLC, Robert E. Kern, Jr. and David G. Kern may be deemed to beneficially own 1,106,300 shares of Nucentrix common stock held of record by Kern Capital Management.

 (6) Based on information set forth in Schedule 13G/A filed on February 14, 2001. The Quaker Schedule 13G reflects that Quaker Capital, in its capacity as investment advisor, may be deemed to beneficially own 908,919 shares of common stock that are owned by various investment advisory clients in accounts over which Quaker Capital has discretionary authority, and (B) Quaker Capital and/or its principals and employees own 84,246 shares of common stock.

 (7) Based on information in Schedule 13G filed February 22, 2001. The Rubin
     Schedule 13G reflects that, as Chief Investment Officer and/or Trustee of the following entities, James M. Rubin may be deemed to beneficially own shares of Nucentrix common stock which the following entities own of record or over which they share voting and dispositive power with certain other entities: (A) Resurgence Asset Management, L.L.C. (391,418 shares), (B) Resurgence Asset Management International, L.L.C. (212,749 shares), (C) Re/Enterprise Asset Management, L.L.C. (368,486 shares), (D) J.B. Rubin & Company Profit Sharing Plan (208 shares), and (E) Resurgence Asset Management Employee Retirement Plan (181 shares).

 (8) Based on information in Schedule 13G filed June 15, 1999. According to the Reiss 13G, Mr. Reiss and Georgica have shared voting and dispositive power over an aggregate of 651,832 shares of common stock and Mr. Reiss is the managing member of Georgica.

 (9) Includes 240,060 shares of common stock issuable upon the exercise of options granted under the 1999 Share Incentive Plan, all of which currently are exercisable.

(10) Includes 56,104 shares of common stock issuable upon the exercise of options granted under the 1999 Share Incentive Plan, all of which currently are exercisable.

(11) Consists solely of shares of common stock issuable upon the exercise of options granted under the 1999 Share Incentive Plan, all of which currently are exercisable.

(12) Consists of (A) 78,799 shares of common stock held by Condor Partners IV, L.L.C. and (B) 600 shares of common stock issuable upon the exercise of options granted to Mr. Subin under the 1999 Share Incentive Plan, all of which currently are exercisable. As Managing Director of Trendex Capital Management, the investment advisor to Condor, Mr. Subin may be deemed to beneficially own the 78,799 shares held by Condor.

(13) Consists of (A) 99,008 shares held directly by Mr. Weschler and (B) 2,600 shares issuable upon the exercise of options granted to Mr. Weschler under the 1999 Share Incentive Plan, all of which currently are exercisable.

(14) Includes an aggregate of 345,475 shares of common stock issuable upon the exercise of options granted under the 1999 Share Incentive Plan, all of which currently are exercisable.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires Nucentrix's directors and executive officers, and persons who own more than 10% of Nucentrix common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Nucentrix. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish Nucentrix with copies of all Section 16(a) forms they file.

     To Nucentrix's knowledge, based solely on review of the copies of these reports furnished to Nucentrix, and written representations from Nucentrix's executive officers and directors, Nucentrix believes that all persons who were subject to Section 16(a) of the Securities Exchange Act during 2000 complied with the filing requirements thereof, except that (i) a Form 3 reporting initial beneficial ownership of our common stock was filed late by CFSC Wayland Advisers, Inc., and (ii) a Form 3 reporting initial beneficial ownership of our common stock and a Form 4 reporting one sale of 8,000 shares of our common stock was filed late by Stephen Feinberg.

                                  PROPOSAL 2.

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has selected KPMG LLP as the auditors of Nucentrix for the current fiscal year. Nucentrix expects that representatives of KPMG LLP will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

     Stockholder ratification of the selection of KPMG LLP as the auditors of Nucentrix is not required by Nucentrix's by-laws or otherwise. However, the Board of Directors is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that a change would be in the best interest of Nucentrix and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF NUCENTRIX VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS NUCENTRIX'S INDEPENDENT AUDITORS FOR 2001.

                                 OTHER BUSINESS

     Management knows of no other matters that will come before the Annual Meeting. However, if other matters do come before the Annual Meeting, as permitted by Rule 14a-4(c) of the Securities Exchange Act, the proxy holders will vote in accordance with their best judgment.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     To qualify for inclusion in the proxy statement and form of proxy relating to the 2002 Annual Meeting of stockholders, under Rule 14a-8 of the Securities Exchange Act a proposal intended by a stockholder for presentation at that meeting must be received by Nucentrix at its principal executive offices on or before December 7, 2001. Under rule 14a-4(c) of the Securities Exchange Act, the Board of Directors may exercise discretionary voting authority under proxies solicited by it on any matter properly presented by a stockholder at Nucentrix's 2002 Annual Meeting that the stockholder does not seek to have included in Nucentrix's proxy statement under Rule 14a-8 of the Securities Exchange Act if, except as described in the following sentence, the proxy statement discloses the nature of the matter and how the Board of Directors intends to exercise its discretion to vote on such matter, unless Nucentrix is notified of the proposal on or before February 20, 2002, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If Nucentrix first receives notice of such matter after February 20, 2002, the Board of Directors may exercise discretionary voting authority on any matter as permitted under Rule 14a-(c)(2), without including any discussion of the matter in the proxy statement for the 2002 meeting. Nucentrix reserves the right to reject, rule out of order or take other appropriate action on any proposal that does not comply with the requirements described above and other applicable requirements.

                                    GENERAL

     Solicitation of proxies may be made by mail, personal interview, telephone, electronic mail, or facsimile by officers, directors and regular employees of Nucentrix. Nucentrix also may request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and Nucentrix will reimburse the forwarding expenses. Nucentrix will bear all costs of solicitation.

     Nucentrix's annual report to stockholders and Form 10-K for 2000 are being sent to stockholders with this proxy statement and do not form any part of the material for the solicitation of proxies.

A COPY OF NUCENTRIX'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC IS INCLUDED AS PART OF OUR ANNUAL REPORT TO STOCKHOLDERS WHICH ACCOMPANIED THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FORM 10-K WILL BE SENT TO ANY STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO CORPORATE SECRETARY, AT THE OFFICES OF NUCENTRIX, 200 CHISHOLM PLACE, SUITE 200, PLANO, TEXAS 75075.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

                                            By Order of the Board of Directors,

                                            J. CURTIS HENDERSON
                                            Senior Vice President, General
                                            Counsel
                                            and Secretary

April 6, 2001

                                   EXHIBIT A

                       NUCENTRIX BROADBAND NETWORKS, INC.
            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors (the "Board") of Nucentrix Broadband Networks, Inc. (the "Company") to assist in fulfilling the Board's oversight responsibilities on matters relating to accounting, financial reporting, internal controls, auditing and regulatory compliance activities and other matters as the Board or Audit Committee deems appropriate. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     - Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     - Provide an avenue of communication among the independent auditors, management, the Company's internal auditing department and the Board.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

     The Audit Committee shall be comprised of at least two and, on or before June 14, 2001, at least three directors as determined by the Board, each of whom shall meet the requirements of the National Association of Securities Dealers, Inc. and its subsidiary The Nasdaq Stock Market, Inc. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background as determined in the business judgment of the Board, including current or past experience as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     Audit Committee members shall be appointed by the Board. If an Audit Committee Chairperson is not designated or present, the members of the Audit Committee may designate a Chairperson by majority vote of the Audit Committee membership.

     The Audit Committee shall meet at least four times annually, or more frequently as determined necessary and appropriate by the Audit Committee. The Audit Committee Chairperson shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the Controller, the independent auditors and as a committee to discuss any matters that the Audit Committee or any of these groups deems appropriate. In addition, the Audit Committee, or at least its Chairperson, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

     The Audit Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's consolidated financial statements and that the independent auditors are responsible for auditing those consolidated financial statements. Additionally, the Audit Committee recognizes that management, and the independent auditors, have more knowledge and more detailed information on the Company than do the Audit Committee members; consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance on the Company's consolidated financial statements or any professional certification on the independent auditors' work.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the

Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The following functions shall be the common recurring activities of the Audit Committee in carrying out its oversight responsibilities. These functions are set forth as guidelines with the understanding that the Audit Committee may diverge from these guidelines as determined necessary and appropriate by the Audit Committee in its business judgment. In this context, the Audit Committee shall:

     Review Procedures

          1. Review and reassess the adequacy of this Charter at least annually, submit the charter to the Board for approval and have the document published in accordance with applicable Securities and Exchange Commission ("SEC") regulations.

          2. In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls; discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures; and review significant findings prepared by the independent auditors together with management's responses.

          3. Review the Company's annual audited consolidated financial statements before the release of earnings and before filing or distribution, including discussions with management and independent auditors of significant issues regarding accounting principles, practices and judgments, and discussions of matters required to be communicated by the independent auditors in accordance with Statement of Auditing Standards No. 61 ("SAS 61").

          4. Review with management and the independent auditors the Company's quarterly financial results before the release of earnings and/or the Company's quarterly financial statements before filing or distribution; discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     Independent Auditors

          5. Review the performance of the independent auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of independent auditors when circumstances warrant.

          6. Approve the fees and other significant compensation to be paid to the independent auditors.

          7. Review and discuss at least annually with the independent auditors their independence with respect to the Company as required by Independence Standards Board Standard No. 1.

          8. Review the independent auditors' annual audit plan.

          9. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     Internal Audit Department and Legal Compliance

          10. In consultation with management, review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department, as determined necessary and appropriate in the business judgment of the Audit Committee.

          11. Review the significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

          12. On at least an annual basis, review with the Company's General Counsel (a) any legal matters that could have a material impact on the Company's financial condition, results of operations or statements of cash flows, (b) the Company's compliance with applicable laws and regulations and (c) inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities

          13. Annually prepare a report to stockholders as required by the SEC.

          14. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

          15. Perform any other activities consistent with this Charter, the Company's Bylaws, and governing law, as the Committee or the Board determines necessary and appropriate in their respective business judgment.

PROXY                                                                    PROXY

                       NUCENTRIX BROADBAND NETWORKS, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned hereby appoint(s) Carroll D. McHenry and J. Curtis Henderson, or any of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Nucentrix Broadband Networks, Inc. (the "Company"), to be held at the Radisson Hotel Dallas North at Richardson, 1981 N. Central Expressway, Richardson, Texas 75080, on Thursday, May 10, 2001, at 9:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


    IN ACCORDANCE WITH THEIR DISCRETION, SAID ATTORNEYS AND PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS OR PROPOSALS AND HEREON AT DUE TIME OF SOLICITATION OF THIS PROXY WHICH MAY PROPERLY COME BEFORE THE MEETING.

          PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY
                    USING THE ENCLOSED ENVELOPE. THANK YOU.

                 (Continued and to be signed on reverse side.)

                       NUCENTRIX BROADBAND NETWORKS, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. ELECTION OF DIRECTORS -

   Nominee(s).    01 Carroll D. McHenry,   For  Withhold   For All   2. Ratification of the appointment     For   Against  Abstain
                  02 Richard B. Gold,      All    All      Except       of KPMG LLP as the independent      [ ]      [ ]     [ ]
                  03 Steven D. Scheiwe,    [ ]    [ ]       [ ]         auditors of the Company
                  04 Neil S. Subin,
                  05 R. Ted Weschler

                                                                        The undersigned hereby revokes any proxies heretofore
                                                                        given to vote upon or act with respect to such shares
                                                                        and hereby ratifies and confirms all that said attorneys,
                                                                        proxies, the substitutes, or any of them may lawfully do
                                                                        by virtue hereof.


-------------------------------------------------------------           Dated:                                              , 2001
(Except nominee(s) written above)                                             ---------------------------------------------

   THIS SPACE RESERVED FOR ADDRESSING                                   Signature (s)
         (key lines do not print)                                                    --------------------------------------------


                                                                        NOTE: Please sign exactly as your name appears hereon.
                                                                        When shares are held by joint tenants, both should sign.
                                                                        When signing as attorney, executor, administrator,
                                                                        trustee, or corporation, please sign in full corporate
                                                                        name by president or other authorized person. If a
                                                                        partnership, please sign in partnership name by
                                                                        authorized person.


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                             YOUR VOTE IS IMPORTANT.

          PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY
                     USING THE ENCLOSED ENVELOPE. THANK YOU.